                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                 -------------------------------------------------

                                   Form 8-K/A

                               AMENDMENT TO REPORT
  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           FIRST STERLING BANKS, INC.
--------------------------------------------------------------------------------
                Exact name of Registrant as Specified in Charter

                                AMENDMENT NO -1-
                                            -----

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated as of May 24, 2000 on Form 8-K as set forth in the pages attached hereto;

         Report is amended to include Item 7, financial statements for Main Street Banks Incorporated as of March 31, 2000 and March 31, 1999 and for the three months ended March 31, 2000 and March 31, 1999 and pro forma condensed balance sheet for the period ending March 31, 2000 and pro forma condensed statement of income for the periods ending March 31, 2000 and March 31, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE:    August 7, 2000

                                  FIRST STERLING BANKS, INC.

                                  /s/ Barbara J. Bond
                                  ---------------------------
                                  Barbara J. Bond
                                  Senior Vice President & Controller

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                         MAIN STREET BANKS INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)


                                                 March 31,        March 31,
                                                   2000             1999
                                              -------------    -------------
ASSETS
Cash and due from banks                       $  26,593,523    $  23,898,422
Interest-bearing deposit in banks                   504,487          508,144
Investment securities held to maturity           14,310,231       12,554,932
Investment securities available for
 sale, at estimated market value                 46,976,225       47,156,107
Federal funds sold and securities purchased
 under agreement to resell                       11,280,000        3,240,000
Other investments                                 2,540,000        1,436,900
Mortgage loans held for sale                      2,410,005        3,084,357
Loans                                           392,228,219      333,385,383
Less allowance for loan losses                    6,495,561        5,982,383
   Loans, net                                   385,732,658      327,403,000
Premises and equipment, net                      16,008,681       15,631,167
Other real estate owned                             858,381        1,066,613
Accrued interest receivable                       3,358,272        2,776,775
Intangible assets                                 1,274,608        1,713,375
Other assets                                      3,586,656        3,137,263
                                              -------------    -------------
    Total assets                              $ 515,433,727    $ 443,607,055
                                              -------------    -------------
                                              -------------    -------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
 Demand                                       $  93,812,640    $  81,999,885
 Interest-bearing demand                         93,148,400       89,559,446
 Savings                                         24,230,176       25,574,161
 Certificates of deposit                        207,525,398      183,867,387
                                              -------------    -------------
    Total deposits                              418,716,614      381,000,879
Accrued interest payable                          1,625,588        1,429,782
Federal funds purchased                                  --               --
Federal Home Loan Bank advances                  45,000,000       15,000,000
Other liabilities                                 2,339,629        2,444,737
                                              -------------    -------------
    Total liabilities                           467,681,831      399,875,398
                                              -------------    -------------

STOCKHOLDERS' EQUITY
Common stock                                      8,829,000        8,827,600
Additional paid-in-capital                          791,088          783,488
Retained earnings                                39,112,484       34,206,277
Accumulated other comprehensive loss               (980,676)         (85,708)
                                              -------------    -------------
    Total stockholders' equity                   47,751,896       43,731,657
                                              -------------    -------------

    Total liabilities and stockholders'
     equity                                   $ 515,433,727    $ 443,607,055
                                              -------------    -------------
                                              -------------    -------------


                         MAIN STREET BANKS INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)


                                                         Three Months Ended
                                                              March 31,
                                                         2000          1999
                                                     -------------------------
INTEREST INCOME
Interest and fees on loans                           $ 9,757,547   $ 8,016,278
Interest on investment securities                        908,178       854,827
Interest on Federal funds sold                           116,452        16,593
Interest on other securities                              45,983        39,876
Interest on interest-bearing deposits                      5,753         1,951
                                                     -----------   -----------
   Total interest income                              10,833,913     8,929,525

INTEREST EXPENSE
Interest on deposits                                   3,326,051     3,017,973
Interest on Federal Home Loan Bank advances              616,225       221,642
Interest on federal funds purchased and securities
 sold under agreement to repurchase                       29,919        25,694
Other interest expense                                     3,938         6,538
                                                     -----------   -----------
   Total interest expense                              3,976,133     3,271,847
                                                     -----------   -----------

NET INTEREST INCOME                                    6,857,780     5,657,678

PROVISION FOR LOAN LOSSES                                400,000       225,000
                                                     -----------   -----------
Net interest income after
 provision for loan losses                             6,457,780     5,432,678
                                                     -----------   -----------

OTHER OPERATING INCOME
Service charges on deposit accounts                      915,074       740,341
Gain on sale of loans                                     10,826          --
Gain on sales of premises and equipment                    2,767       348,273
Other income                                             690,970       636,214
                                                     -----------   -----------
   Total other income                                  1,619,637     1,724,828
                                                     -----------   -----------

OTHER EXPENSES
Salaries and other employee benefits                   2,673,108     2,675,596
Occupancy and equipment expenses                         737,713       687,857
Professional services                                     77,455       146,763
Regulatory agency assessments                             33,849        39,084
Intangible amortization                                  109,692       109,692
Other operating expense                                1,205,316     1,063,977
                                                     -----------   -----------
   Total operating expenses                            4,837,133     4,722,969
                                                     -----------   -----------

Income before income taxes                             3,240,284     2,434,537

APPLICABLE INCOME TAXES                                1,104,151       796,186
                                                     -----------   -----------

NET INCOME                                           $ 2,136,133   $ 1,638,351
                                                     -----------   -----------

Earnings per common share                            $      0.24   $      0.19
                                                     -----------   -----------
                                                     -----------   -----------

Cash dividends per share of common stock             $       .08   $       .08
                                                     -----------   -----------
                                                     -----------   -----------


                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                  (Dollars in thousands, except per share data)
                                   (Unaudited)

                                 MARCH 31, 2000



                                                    First       Main Street         Pro Forma      Pro Forma
                                                  Sterling   Banks Incorporated     Adjustment    Consolidated
                                                 ----------  ------------------     ----------    ------------
ASSETS

Cash and due from banks                          $  10,255      $  26,594            $              $  36,849
Interest-bearing deposits in banks                     774            504                               1,278
Federal funds sold and securities purchased
 under resell agreement                             30,865         11,280                              42,145
Securities, available for sale                      52,615         49,516                             102,131
Securities, held for investment                         --         14,310                              14,310
Mortgage loans held for sale                            --          2,410                               2,410
Loans, net                                         255,919        385,733                             641,652
Premises and equipment                              10,672         16,009                              26,681
Intangible assets                                       --          1,275                               1,275
Other assets                                         5,710          7,803                              13,513
                                                 ---------      ---------                           ---------
    Total assets                                 $ 366,810      $ 515,434                           $ 882,244
                                                 ---------      ---------                           ---------
                                                 ---------      ---------                           ---------

LIABILITIES

Deposits                                         $ 312,892      $ 418,717            $              $ 731,609
Federal funds purchased and securities
sold under repurchase agreements                    16,559             --                              16,559
Other borrowings                                     7,139         45,000                              52,139
Other liabilities                                    2,391          3,965                               6,356
                                                 ---------      ---------                           ---------
    Total liabilities                              338,981        467,682                             806,663
                                                 ---------      ---------                           ---------

STOCKHOLDERS' EQUITY

Common stock                                        18,483          8,829             (a) 13,532       40,844
Capital surplus                                         --         13,532             (a)(13,532)          --
Retained earnings                                   12,341         26,372                              38,713
Accumulated other comprehensive loss                (1,961)          (981)                             (2,942)
Treasury stock                                      (1,034)            --                              (1,034)
                                                 ---------      ---------                           ---------
    Total stockholders' equity                      27,829         47,752                              75,581
                                                 ---------      ---------                           ---------

    Total liabilities and stockholders' equity   $ 366,810      $ 515,434                           $ 882,244
                                                 ---------      ---------                           ---------
                                                 ---------      ---------                           ---------



(a) To reclassify capital surplus of Main Street Banks Incorporated to common stock

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  (Dollars in thousands, except per share data)
                                   (Unaudited)

                        Three Months Ended March 31, 2000


                                                                   First      Main Street    Pro Forma
                                                                  Sterling       Banks      Consolidated
                                                                  --------    -----------   ------------
Interest income
   Loans                                                            6,153         9,758        15,911
   Investment securities                                              825           908         1,733
   Interest on interest-bearing deposits                               17             6            23
   Other securities                                                    --            46            46
   Federal funds sold and securities                                                               --
      Purchased under resell agreements                               252           116           368
                                                                   ------        ------        ------
       Total interest income                                        7,247        10,834        18,081
                                                                   ------        ------        ------

Interest expense
   Deposits                                                         2,975         3,326         6,301
   Securities sold under repurchase agreements                         84            --            84
   Other borrowings                                                    90           646           736
   Other interest                                                      --             4             4
                                                                   ------        ------        ------
       Total interest expense                                       3,149         3,976         7,125
                                                                   ------        ------        ------

       Net interest income                                          4,098         6,858        10,956
Provision for loans losses                                            150           400           550
                                                                   ------        ------        ------
      Net interest income after provision for loan losses           3,948         6,458        10,406
                                                                   ------        ------        ------

Other income
   Service charges on deposit accounts                                224           915         1,139
   Net realized losses on sales of securities available-for sale       --            --            --
   Gains on sale of loans                                              15            11            26
   Gains on sale premises and equipment                                --             3             3
   Other operating income                                             109           691           800
                                                                   ------        ------        ------
        Total other income                                            348         1,620         1,968
                                                                   ------        ------        ------
Other expense
   Salaries and employee benefits                                   1,356         2,673         4,029
   Equipment and occupancy expenses                                   358           738         1,096
   Other operating expenses                                           762         1,317         2,079
   Intangible Amortization                                             --           110           110
                                                                   ------        ------        ------
       Total other expenses                                         2,476         4,838         7,314
                                                                   ------        ------        ------

       Income before income taxes                                   1,820         3,240         5,060

Income tax expense                                                    665         1,104         1,769
                                                                   ------        ------        ------

       Net income                                                   1,155         2,136         3,291
                                                                   ------        ------        ------
                                                                   ------        ------        ------


              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  (Dollars in thousands, except per share data)
                                   (Unaudited)

                        Three Months Ended March 31, 1999



                                                                           First         Main Street      Pro Forma
                                                                          Sterling          Banks        Consolidated
                                                                         ---------       -----------     ------------
Interest income
   Loans                                                                   4,844            8,016          12,860
   Investment securities                                                     732              855           1,587
   Interest on interest-bearing deposits                                       1                2               3
   Other securities                                                                            40              40
   Federal funds sold and securities
     purchased under resell agreements                                       147               17             164
                                                                         -------          -------         -------
       Total interest income                                               5,724            8,930          14,654
                                                                         -------          -------         -------

Interest expense
   Deposits                                                                2,328            3,018           5,346
   Federal funds purchased and repo agmt                                       9               26              35
   Other borrowings                                                           33              221             254
   Other interest expense                                                     --                7               7
                                                                         -------          -------         -------
       Total interest expense                                              2,370            3,272           5,642
                                                                         -------          -------         -------

       Net interest income                                                 3,354            5,658           9,012
Provision for loans losses                                                   210              225             435
                                                                         -------          -------         -------
      Net interest income after provision for loan losses                  3,144            5,433           8,577
                                                                         -------          -------         -------

Other income
   Service charges on deposit accounts                                       229              740             969
   Net realized losses on sales of securities available-for sale              (3)              --              (3)
   Gains on sale of loans                                                      7               --               7
   Gains on sale premises and equipment                                       --              348             348
   Other operating income                                                    107              636             743
                                                                         -------          -------         -------
        Total other income                                                   340            1,724           2,064
                                                                         -------          -------         -------

Other expense
   Salaries and employee benefits                                          1,140            2,675           3,815
   Equipment and occupancy expenses                                          243              688             931
   Other operating expenses                                                  778            1,250           2,028
   Intangible Amortization                                                    --              110             110
                                                                         -------          -------         -------
       Total other expenses                                                2,161            4,723           6,884
                                                                         -------          -------         -------
       Income before income taxes                                          1,323            2,434           3,757

Income tax expense                                                           486              796           1,282
                                                                         -------          -------         -------
       Net income                                                            837            1,638           2,475
                                                                         -------          -------         -------
                                                                         -------          -------         -------
